UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION RE QUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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SEGALL BRYANT &HAMILL TRUST
(Name of Registrant as Specified In Its Charter)
___________________________________
(Name of Person Filing Proxy Statement, if other than the Registrant)

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SEGALL BRYANT & HAMILL TRUST

(the “Trust”)

Segall Bryant & Hamill All Cap Fund

Segall Bryant & Hamill Colorado Tax Free Fund

Segall Bryant & Hamill Emerging Markets Fund

Segall Bryant & Hamill Global All Cap Fund

Segall Bryant & Hamill International Equity Fund

Segall Bryant & Hamill International Small Cap Fund

Segall Bryant & Hamill Municipal Opportunities Fund

Segall Bryant & Hamill Plus Bond Fund

Segall Bryant & Hamill Quality High Yield Fund

Segall Bryant & Hamill Select Equity ETF

Segall Bryant & Hamill Short Term Plus Fund

Segall Bryant & Hamill Small Cap Core Fund

Segall Bryant & Hamill Small Cap Growth Fund

Segall Bryant & Hamill Small Cap Value Fund

Barrett Growth Fund

Barrett Opportunity Fund

(the “Funds”)

Supplement dated April 22, 2025 to the Proxy Statement

Dated April 17, 2025 (the “Proxy Statement”)

This supplement provides new and additional information beyond that contained in the Proxy Statement.

On April 17, 2025, the Proxy Statement was filed with the Securities and Exchange Commission (“SEC”) in connection with the meeting of shareholders of the Funds scheduled for May 30, 2025 at 1:00 p.m., Eastern time (the “Meeting”). The purpose of the Meeting is to consider a proposal to approve a new investment advisory agreement between the Trust, on behalf of each Fund, and Segall Bryant & Hamill, LLC.

This supplement is being filed solely to correct the number of shares of each Fund entitled to vote at the Meeting based on shares outstanding as of the record date, April 7, 2025 (“Voting Shares”). Accordingly, all references contained in the Proxy Statement that disclose the number of Voting Shares are hereby deleted and replaced with the following amounts:

Mutual Funds
Fund	Retail Class	Inst. Class
Segall Bryant & Hamill (“SBH”) All Cap Fund	67,397.2440	4,833,324.0660
SBH Colorado Tax Free Fund	9,771,332.7350	20,911,545.4420
SBH Emerging Markets Fund	361,463.7310	6,693,347.7610
SBH Global All Cap Fund	2,607,037.8640	414,663.7140
SBH International Equity Fund	271.3420	258,067.0360
SBH International Small Cap Fund	491,127.2520	5,946,637.4320
SBH Municipal Opportunities Fund	1,233,700.9610	17,440,830.8960
SBH Plus Bond Fund	30,060,929.4450	48,598,309.0700
SBH Quality High Yield Fund	2,255,964.8860	5,307,857.4710
SBH Short Term Plus Fund	148,031.7950	1,312,813.8120
SBH Small Cap Core Fund	63,586.3330	6,644,306.4460
SBH Small Cap Growth Fund	1,524,919.3320	10,404,544.3400
SBH Small Cap Value Fund	693,134.9650	28,890,951.8690

Barrett Growth Fund	911,271.0740	N/A
Barrett Opportunity Fund	1,531,125,8510	N/A

ETF
SBH Select Equity ETF	7,880,000.0000

Further Information

For further information, please contact the Funds toll-free at 1-800-392-2673 or by visiting the Fund’s website at www.cisbh.com/funds. This supplement should be read in conjunction with the Proxy Statement filed with the SEC on April 17, 2025. To the extent that information in this supplement differs from or updates information contained in the Proxy Statement, the information in this supplement controls. This supplement does not change or update any of the other disclosures contained in the Proxy Statement.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE